UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 9, 2009

Allegheny Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(412) 394-2800

N/A
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

         On July 9, 2009, Allegheny Technologies Incorporated (the “Company”) issued a press release announcing a voluntary contribution to the Company’s U.S. defined benefit pension plan and the impact of non-recurring costs associated with the Company’s second quarter 2009 capital market transactions.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press release dated July 9, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

		By:	/s/ Jon D. Walton
Jon D. Walton
Executive Vice President, Human Resources,
Chief Legal and Compliance Officer

Dated:	July 9, 2009

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated July 9, 2009.